                                                                   EXHIBIT 99.17


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gene R. Artemenko, hereby constitutes and appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Gene R. Artemenko
                                           --------------------------
                                                Gene R. Artemenko

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                James C. Barr
                                           ---------------------------
                                                James C. Barr

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Edgar F. Callahan, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Edgar F. Callahan
                                           ---------------------------
                                                Edgar F. Callahan

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Robert M. Coen
                                           ---------------------------
                                                Robert M. Coen

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John T. Collins, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                John T. Collins
                                           ---------------------------
                                                John T. Collins

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Thomas S. Condit
                                           ---------------------------
                                                Thomas S. Condit

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Rudolf J. Hanley, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Rudolf J. Hanley
                                           ---------------------------
                                                Rudolf J. Hanley

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John L. Ostby, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                John L. Ostby
                                           ---------------------------
                                                John L. Ostby

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Wendell A. Sebastian
                                           ---------------------------
                                                Wendell A. Sebastian

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Elizabeth Alexander, hereby appoints Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Elizabeth Alexander
                                           ---------------------------
                                                Elizabeth Alexander

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert Deutsch, hereby appoints Elizabeth Alexander, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for his in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Robert Deutsch
                                           ---------------------------
                                                Robert Deutsch

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Deborah A. Robinson, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Deborah A. Robinson
                                           ---------------------------
                                                Deborah A. Robinson

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Charles Filson, hereby appoints Elizabeth Alexander, Robert Deutsch, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Charles Filson
                                           ---------------------------
                                                Charles Filson

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Scott M. Gilman, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Scott M. Gilman
                                           ---------------------------
                                                Scott M. Gilman

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Steven E. Hartstein, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Steven E. Hartstein
                                           ---------------------------
                                                Steven E. Hartstein

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John W. Mosior, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                John W. Mosior
                                           ---------------------------
                                                John W. Mosior

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Nancy L. Mucker, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, John Perlowski, Michael J. Richman, Deborah
A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Nancy L. Mucker
                                           ---------------------------
                                                Nancy L. Mucker

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Michael J. Richman, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Michael J. Richman
                                           ---------------------------
                                                Michael J. Richman

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Howard B. Surloff, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Pauline Taylor and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Howard B. Surloff
                                           ---------------------------
                                                Howard B. Surloff

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Pauline Taylor, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Pauline Taylor
                                           ---------------------------
                                                Pauline Taylor

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Kaysie Uniacke, hereby appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff and Pauline Taylor, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Kaysie Uniacke
                                           ---------------------------
                                                Kaysie Uniacke

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John P. McNulty, hereby constitutes and appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard
B. Surloff and Pauline Taylor jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                John P. McNulty
                                           ---------------------------
                                                John P. McNulty

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, Betty G. Hobbs, hereby constitutes and appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, John Perlowski, Michael J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard
B. Surloff and Pauline Taylor jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                Betty G. Hobbs
                                           ---------------------------
                                                Betty G. Hobbs

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENT, that the undersigned, John Perlowski, hereby constitutes and appoints Elizabeth Alexander, Robert Deutsch, Charles Filson, Scott M. Gilman, Steven E. Hartstein, John W. Mosior, Nancy L. Mucker, Michael
J. Richman, Deborah A. Robinson, Wendell A. Sebastian, Howard B. Surloff and Pauline Taylor jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



Dated:  September 30, 1996



                                                John Perlowski
                                           ---------------------------
                                                John Perlowski

                                                                  EXHIBIT 99.17


                            TRUST FOR CREDIT UNIONS

                      CERTIFICATE OF ASSISTANT SECRETARY


  The following resolution was duly adopted by the Board of Trustees of Trust for Credit Unions on September 30, 1996 and remains in effect on the date hereof.

  FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing Michael J. Richman and Howard B. Surloff, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

                                    Trust for Credit Unions

                                By: /s/ Howard B. Surloff
                                    -----------------------
                                        Howard B. Surloff

Dated: October 31, 1996